VARIABLE ANNUITY MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS

Blackrock, Inc.†

70

$

14,293

68.5%

Public Storage, Inc.†

160

14,179

JPMorgan Chase & Co.

330

14,173

Whitney Holding Corp.

560

13,882

FINANCIALS 11.9%

Zions Bancorporation

300

13,665

Bank of America Corp.†

1,100

$

41,701

Loews Corp.

330

13,273

Wells Fargo & Co.†

1,130

32,883

Annaly Mortgage

CME Group Inc.†

50

23,455

Management, Inc.†

820

12,562

American International

Marathon Acquisition

Group, Inc.

520

22,490

Corp.*†

1,550

11,966

Bank of New York Mellon

Regions Financial Corp.†

580

11,455

Corp.

490

20,448

Hersha Hospitality Trust

1,250

11,287

ACE Ltd.

370

20,372

Park National Corp.

150

10,628

Aspen Insurance Holdings

Patriot Capital Funding, Inc.†

1,010

10,575

Ltd.†

770

20,313

Assurant, Inc.

170

10,346

Capital One Financial Corp.†

410

20,180

East-West Bancorp, Inc.†

570

10,118

ProLogis†

340

20,012

NYSE Euronext

150

9,257

Realty Income Corp.†

770

19,727

DiamondRock Hospitality Co.

690

8,742

Platinum Underwriters

HRPT Properties Trust

1,230

8,278

Holdings Ltd.†

600

19,476

PartnerRe Ltd.

100

7,630

Axis Capital Holdings Ltd.

570

19,369

Imperial Capital Bancorp, Inc.

340

7,351

IPC Holdings Ltd.†

690

19,320

Citigroup, Inc.

340

7,283

American Capital Strategies

Mission West Properties

760

7,182

Ltd.†

559

19,095

National Financial Partners

National Retail Properties,

Corp.†

310

6,966

Inc.†

850

18,742

Ventas, Inc.†

130

5,838

First Industrial Realty Trust,

Fannie Mae†

220

5,790

Inc.†

600

18,534

Max Capital Group Ltd.†

220

5,762

Prospect Capital Corp.†

1,180

17,960

AmeriCredit Corp.*†

570

5,740

Transatlantic Holdings, Inc.†

270

17,914

iStar Financial, Inc.†

400

5,612

PNC Financial Services

NorthStar Realty Finance

Group, Inc.†

270

17,704

Corp.†

680

5,556

Endurance Specialty Holdings

The PMI Group, Inc.†

940

5,471

Ltd.

480

17,568

Anthracite Capital, Inc.†

600

3,960

Hospitality Properties Trust†

510

17,350

State Street Corp.

50

3,950

Entertainment Properties

Advanta Corp.

550

3,867

Trust†

350

17,265

Lexington Realty Trust†

240

3,458

IBERIABANK Corp.†

390

17,257

Washington Mutual, Inc.†

330

3,399

MetLife, Inc.

270

16,270

SL Green Realty Corp.

40

3,259

Hercules Technology Growth

First Merchants Corp.

100

2,854

Capital, Inc.

1,490

16,181

Colonial Properties Trust†

90

2,165

Everest Re Group Ltd.

180

16,115

Wachovia Corp.†

80

2,160

HCC Insurance Holdings, Inc.

710

16,110

Independent Bank Corp.†

200

2,076

Evercore Partners, Inc. —

Senior Housing Properties

Class A

900

15,975

Trust†

80

1,896

Agree Realty Corp.†

579

15,894

Commerce Bancshares, Inc.

40

1,681

Renasant Corp.†

690

15,525

T. Rowe Price Group, Inc.†

30

1,500

SunTrust Banks, Inc.†

270

14,888

National Health Investors,

Redwood Trust, Inc.†

400

14,540

Inc.

40

1,250

Ameriprise Financial, Inc.

280

14,518

Bear Stearns Cos., Inc.†

110

1,154

Marshall & Ilsley Corp.†

620

14,384

Triad Guaranty, Inc.*†

230

1,150

1

VARIABLE ANNUITY MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

GAMCO Investors, Inc. —

Synopsys, Inc.*†

560

$

12,718

Class A

20

$

1,007

Oplink Communications,

Franklin Resources, Inc.†

10

970

Inc.*

1,429

12,675

E*Trade Financial Corp.*†

220

849

Brocade Communications

CompuCredit Corp.*†

70

621

Systems, Inc.*

1,690

12,337

SLM Corp.*†

40

614

JDA Software Group, Inc.*†

660

12,045

Genworth Financial, Inc. —

MEMC Electronic Materials,

Class A

20

453

Inc.*

160

11,344

Hudson City Bancorp, Inc.

20

354

Methode Electronics, Inc. —

BB&T Corp.†

10

321

Class A

970

11,339

FirstFed Financial Corp.*†

10

272

MasterCard, Inc.†

50

11,150

FX Real Estate and

National Instruments Corp.

420

10,979

Entertainment, Inc.*

10

59

CommScope, Inc.*†

300

10,449

Validus Holdings Ltd.*

1

23

Entegris, Inc.*

1,440

10,354

Total Financials

________

969,717

eBay, Inc.*

330

9,847

MPS Group, Inc.*†

829

9,799

INFORMATION TECHNOLOGY 11.4%

ADC Telecommunications,

Microsoft Corp.

2,290

64,990

Inc.*†

790

9,543

Hewlett-Packard Co.

910

41,551

Nvidia Corp.*

480

9,499

Intel Corp.

1,559

33,020

Vignette Corp.*†

710

9,379

Qualcomm, Inc.

769

31,529

Mattson Technology, Inc.*

1,390

8,465

Google, Inc. — Class A*†

70

30,833

Zoran Corp.*†

590

8,059

Apple, Inc.*

210

30,135

Lam Research Corp.*

210

8,026

Oracle Corp.*

1,330

26,015

Akamai Technologies, Inc.*

280

7,885

Seagate Technology

1,069

22,385

Quality Systems, Inc.†

260

7,766

CA, Inc.

949

21,352

Xerox Corp.

510

7,635

Accenture Ltd. — Class A†

600

21,102

Immersion Corp.*

1,030

7,323

Harris Corp.

430

20,868

Imergent, Inc.†

589

6,709

Computer Sciences Corp.*†

490

19,987

InfoSpace, Inc.

550

6,364

Avnet, Inc.*

610

19,965

PC Connection, Inc.*

770

6,098

Texas Instruments, Inc.†

680

19,224

Scansource, Inc.*†

160

5,790

Mantech International Corp.

Activision, Inc.*†

190

5,189

— Class A*†

410

18,598

Vishay Intertechnology, Inc.*

520

4,711

JDS Uniphase Corp.*†

1,380

18,478

Plantronics, Inc.

230

4,441

Western Digital Corp.*†

670

18,117

United Online, Inc.†

400

4,224

International Business

Ciena Corp.*†

120

3,700

Machines Corp.†

140

16,120

Arris Group, Inc.*†

630

3,667

EMC Corp*†

1,120

16,061

Ciber, Inc.*

650

3,185

TTM Technologies, Inc.*†

1,350

15,282

Tellabs, Inc.*†

580

3,161

Amkor Technology, Inc.*†

1,400

14,980

Silicon Storage Technology,

Arrow Electronics, Inc.*†

440

14,806

Inc.*

1,050

2,751

Cisco Systems, Inc.*

600

14,454

Sybase, Inc.*

90

2,367

Multi-Fineline Electronix,

Cognizant Technology

Inc.*†

740

13,890

Solutions Corp. — Class

Integral Systems, Inc.

470

13,738

A*

80

2,306

Electronic Data Systems

Cadence Design Systems,

Corp.

810

13,486

Inc.*†

200

2,136

Sigma Designs, Inc.*†

589

13,353

Affiliated Computer Services,

SPSS, Inc.*

340

13,185

Inc. — Class A*†

40

2,004

Cabot Microelectronics

Juniper Networks, Inc.*†

70

1,750

Corp.*†

400

12,860

2

VARIABLE ANNUITY MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

MoneyGram International,

EMCOR Group, Inc.*

400

$

8,884

Inc.

900

$

1,674

Herman Miller, Inc.

360

8,845

Blue Coat Systems, Inc.*†

50

1,102

TBS International Ltd. —

Alliance Data Systems Corp.*

20

950

Class A*

290

8,758

Hewitt Associates, Inc. —

Manpower, Inc.†

150

8,439

Class A*

20

795

Trinity Industries, Inc.†

310

8,262

NAVTEQ Corp.*

10

680

Michael Baker Corp.*

280

6,289

Sohu.com, Inc.*

10

451

RR Donnelley & Sons Co.

180

5,456

Total Information Technology

________

925,185

Applied Industrial

Technologies, Inc.†

160

4,782

INDUSTRIALS 8.8%

Boeing Co.

60

4,462

General Electric Co.

1,680

62,177

United Technologies Corp.

50

3,441

Caterpillar, Inc.†

310

24,270

CH Robinson Worldwide,

Lockheed Martin Corp.†

240

23,832

Inc.†

60

3,264

Parker Hannifin Corp.†

340

23,552

Bucyrus International, Inc. —

Northrop Grumman Corp.

280

21,787

Class A

30

3,050

Illinois Tool Works, Inc.†

450

21,703

Tecumseh Products Co. —

Cooper Industries Ltd. —

Class A*

90

2,761

Class A

540

21,681

Valmont Industries, Inc.

30

2,637

Genco Shipping & Trading

Superior Essex, Inc.*

90

2,531

Ltd.†

370

20,879

Shaw Group, Inc.*

50

2,357

Acuity Brands, Inc.†

480

20,616

First Solar, Inc.*

10

2,311

Honeywell International, Inc.

360

20,311

Allied Waste Industries, Inc.*

210

2,270

Union Pacific Corp.

160

20,061

Waste Management, Inc.

40

1,342

Belden, Inc.†

550

19,426

Gibraltar Industries, Inc.

100

1,173

Fluor Corp.†

130

18,351

FedEx Corp.

10

927

General Dynamics Corp.

220

18,341

Robert Half International, Inc.

30

772

Kennametal, Inc.†

620

18,247

Sunpower Corp.*†

10

745

Oshkosh Truck Corp.

500

18,140

Total Industrials

________

720,030

Brink's Co.

270

18,139

Norfolk Southern Corp.

330

17,926

HEALTH CARE 8.4%

Dover Corp.†

420

17,548

Johnson & Johnson, Inc.

860

55,788

Carlisle Cos., Inc.

520

17,389

Hologic, Inc.*

400

22,240

Esterline Technologies

Thermo Fisher Scientific,

Corp.*†

290

14,607

Inc.*

390

22,168

Tyco International Ltd.

320

14,096

Aetna, Inc.†

490

20,624

AGCO Corp.*†

230

13,772

Becton, Dickinson & Co.

240

20,604

Regal-Beloit Corp.†

370

13,553

Pfizer, Inc.

950

19,883

United Stationers, Inc.*†

280

13,356

Charles River Laboratories

UAL Corp.†

599

12,896

International, Inc.*†

330

19,450

CDI Corp.

510

12,775

Endo Pharmaceuticals

Manitowoc Co., Inc.†

300

12,240

Holdings, Inc.*†

779

18,649

Cummins, Inc.

260

12,173

Millennium Pharmaceuticals,

L-3 Communications

Inc.*†

1,180

18,243

Holdings, Inc.

110

12,027

Martek Biosciences Corp.*†

590

18,036

Spherion Corp.*

1,760

10,771

Sciele Pharma, Inc.*†

919

17,920

Mueller Industries, Inc.

370

10,675

Perrigo Co.†

460

17,356

URS Corp.*†

310

10,134

Owens & Minor, Inc.†

440

17,310

Horizon Lines, Inc. — Class

Genentech, Inc.*†

210

17,048

A†

520

9,677

UnitedHealth Group, Inc.

490

16,836

On Assignment, Inc.*

1,440

9,144

3

VARIABLE ANNUITY MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

PharmaNet Development

ENERGY 8.0%

Group, Inc.*†

650

$

16,399

Exxon Mobil Corp.

1,370

$

115,875

Genzyme Corp.*

220

16,399

Chevron Corp.

550

46,948

Medicis Pharmaceutical Corp.

Williams Cos., Inc.

819

27,011

— Class A†

799

15,732

Apache Corp.

220

26,580

OSI Pharmaceuticals, Inc.*†

380

14,208

Murphy Oil Corp.†

310

25,463

Cynosure, Inc.*†

650

13,845

Noble Corp.†

490

24,338

Coventry Health Care, Inc.*†

340

13,719

Clayton Williams Energy,

Analogic Corp.

200

13,308

Inc.*†

420

22,046

Intuitive Surgical, Inc.*

40

12,974

ENSCO International, Inc.†

350

21,917

Warner Chilcott Ltd.*

720

12,960

Transocean, Inc.*†

150

20,280

DENTSPLY International,

Pride International, Inc.*†

570

19,921

Inc.

330

12,738

ConocoPhillips

260

19,815

PerkinElmer, Inc.

510

12,367

Cimarex Energy Co.†

360

19,706

Schering-Plough Corp.

820

11,816

Swift Energy Co.*†

430

19,346

C.R. Bard, Inc.†

120

11,568

Crosstex Energy, Inc.†

569

19,317

Amedisys, Inc.*†

280

11,015

SEACOR Holdings, Inc.*†

210

17,926

Lincare Holdings, Inc.*†

380

10,682

W&T Offshore, Inc.†

520

17,737

AMERIGROUP Corp.*

380

10,385

Superior Energy Services*†

440

17,433

Sun Healthcare Group, Inc.*†

790

10,381

Whiting Petroleum Corp.*†

260

16,809

Viropharma, Inc.*

1,120

10,013

Rowan Cos., Inc.†

370

15,237

Merck & Co., Inc.

250

9,488

Bois d'Arc Energy, Inc.*†

580

12,464

Biogen Idec, Inc.*

150

9,254

National-Oilwell Varco,

Cubist Pharmaceuticals,

Inc.*†

210

12,260

Inc.*†

500

9,210

Tesoro Corp.†

380

11,400

Res-Care, Inc.*

530

9,090

Southwestern Energy Co.*

320

10,781

Sepracor, Inc.*†

420

8,198

Union Drilling, Inc.*

600

10,494

Cantel Medical Corp.*

770

8,177

Valero Energy Corp.

210

10,313

King Pharmaceuticals, Inc.*

930

8,091

World Fuel Services Corp.

350

9,824

Eli Lilly & Co.

150

7,739

Schlumberger Ltd.

110

9,570

Medco Health Solutions,

Chesapeake Energy Corp.†

180

8,307

Inc.*†

170

7,444

FMC Technologies, Inc.*†

140

7,965

Express Scripts, Inc.*†

100

6,432

Sunoco, Inc.

140

7,346

Providence Service Corp.*

210

6,300

Massey Energy Co.†

200

7,300

Celgene Corp.*†

80

4,903

Holly Corp.†

140

6,077

Conmed Corp.*†

190

4,872

Marathon Oil Corp.

90

4,104

WellCare Health Plans, Inc.*

120

4,674

Diamond Offshore Drilling,

Henry Schein, Inc.*†

70

4,018

Inc.†

20

2,328

WellPoint, Inc.*

80

3,530

Frontier Oil Corp.†

60

1,636

Invitrogen Corp.*†

40

3,419

USEC, Inc.*†

320

1,184

Covance Inc.*†

40

3,319

Total Energy

________

647,058

Allergan, Inc.

50

2,820

Healthways, Inc.*

70

2,474

CONSUMER DISCRETIONARY 7.6%

Emergent Biosolutions, Inc.*

270

2,408

Phase Forward, Inc.*†

120

2,050

Walt Disney Co.

790

24,790

Kendle International, Inc.*†

40

1,797

Carnival Corp.

530

21,454

Abbott Laboratories

20

1,103

Time Warner, Inc.

1,510

21,170

Medtronic, Inc.

10

484

Comcast Corp. — Class A†

1,070

20,694

Meridian Bioscience, Inc.†

10

334

Best Buy Co., Inc.†

480

19,901

Total Health Care

________

684,292

BorgWarner, Inc.

450

19,363

Rent-A-Center, Inc.*†

1,050

19,267

Johnson Controls, Inc.†

560

18,928

4

VARIABLE ANNUITY MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Hanesbrands, Inc.*†

640

$

18,688

Systemax, Inc.†

330

$

3,980

VF Corp.†

240

18,602

Penske Auto Group, Inc.

200

3,892

Nike, Inc. — Class B†

270

18,360

Phillips-Van Heusen Corp.†

100

3,792

Royal Caribbean Cruises

Big Lots, Inc.*

160

3,568

Ltd.†

530

17,437

DeVry, Inc.†

80

3,347

Hasbro, Inc.†

610

17,019

Ryland Group, Inc.†

100

3,289

DIRECTV Group, Inc.*

660

16,361

Deckers Outdoor Corp.*

30

3,235

Cooper Tire & Rubber Co.

1,090

16,317

Standard Motor Products,

Urban Outfitters, Inc.*

490

15,361

Inc.†

500

3,060

General Motors Corp.†

799

15,221

G-III Apparel Group Ltd.*

190

2,550

Starwood Hotels & Resorts

GameStop Corp. — Class

Worldwide, Inc.†

290

15,007

A*†

40

2,068

Genuine Parts Co.

360

14,479

Clear Channel

Darden Restaurants, Inc.

410

13,346

Communications, Inc.

70

2,045

Whirlpool Corp.†

150

13,017

Cablevision Systems Corp. —

Scholastic Corp.*

410

12,411

Class A*†

90

1,929

News Corp. — Class A†

630

11,813

Lowe's Cos., Inc.†

70

1,606

FTD Group, Inc.

880

11,810

MGM MIRAGE*†

20

1,175

Service Corporation

OfficeMax, Inc.†

50

957

International†

1,030

10,444

Bluegreen Corp.*

130

871

Perry Ellis International,

CKX, Inc.*

30

286

Inc.*†

440

9,605

Total Consumer Discretionary

________

622,228

Amazon.com, Inc.*†

130

9,269

TJX Cos., Inc.†

280

9,260

CONSUMER STAPLES 4.3%

P.F. Chang's China Bistro,

Procter & Gamble Co.

480

33,634

Inc.*†

320

9,101

CVS Caremark Corp.

730

29,572

Hooker Furniture Corp.†

380

8,489

Bunge Ltd.†

240

20,851

DSW, Inc.*†

550

7,123

Universal Corp.

290

19,004

Dress Barn, Inc.*†

550

7,117

Performance Food Group

Garmin Ltd.†

120

6,481

Co.*†

569

18,595

Liberty Global, Inc. — Class

Coca-Cola Co.

290

17,652

A*†

190

6,475

Farmer Brothers Co.

759

17,563

La-Z-Boy, Inc.†

769

6,413

Vector Group Ltd.†

979

17,221

Polaris Industries, Inc.†

150

6,152

Casey's General Stores, Inc.†

750

16,950

McDonald's Corp.

110

6,135

Kroger Co.

600

15,240

Zale Corp.*†

310

6,126

PepsiCo, Inc.

190

13,718

Las Vegas Sands Corp.*†

80

5,891

Wal-Mart Stores, Inc.

250

13,170

Sotheby's†

200

5,782

Winn-Dixie Stores, Inc.*†

730

13,111

Toll Brothers, Inc.*

240

5,635

Corn Products International,

West Marine, Inc.*†

800

5,576

Inc.

350

12,999

Panera Bread Co. — Class A*

130

5,446

Reynolds American, Inc.†

210

12,396

World Wrestling

Pilgrim's Pride Corp.†

540

10,924

Entertainment, Inc.

290

5,397

Philip Morris International

MarineMax, Inc.*†

410

5,109

Inc.*

210

10,622

Red Robin Gourmet Burgers,

PepsiAmericas, Inc.†

390

9,957

Inc.*†

130

4,884

Molson Coors Brewing Co.

Priceline.com, Inc.*†

40

4,834

— Class B†

160

8,411

Snap-On, Inc.

90

4,577

Pantry, Inc.*

300

6,324

Apollo Group, Inc. — Class

Central Garden and Pet Co. -

A*†

100

4,320

Class A*†

1,250

5,550

Bally Technologies Inc.*†

120

4,121

Altria Group, Inc.

210

4,662

5

VARIABLE ANNUITY MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Fresh Del Monte Produce,

Exelon Corp.

100

$

8,127

Inc.*

120

$

4,368

Atmos Energy Corp.†

300

7,650

Pepsi Bottling Group, Inc.†

110

3,730

New Jersey Resources Corp.

220

6,831

Village Super Market

70

3,605

Reliant Energy, Inc.*

60

1,419

Colgate-Palmolive Co.

40

3,116

Energy East Corp.

40

965

Loews Corp. - Carolina

Total Utilities

________

221,658

Group†

30

2,176

Spartan Stores, Inc.

70

1,460

TELECOMMUNICATION SERVICES 2.2%

Tyson Foods, Inc. — Class A

90

1,436

AT&T, Inc.

1,740

66,642

Church & Dwight Co., Inc.†

10

542

American Tower Corp. —

Total Consumer Staples

________

348,559

Class A*

630

24,702

Premiere Global Services,

MATERIALS 3.2%

Inc.*†

990

14,197

Freeport-McMoRan Copper

Atlantic Tele-Network, Inc.

380

12,855

& Gold, Inc. — Class B†

270

25,979

Verizon Communications,

Dow Chemical Co.†

650

23,952

Inc.

350

12,758

Greif, Inc. — Class A†

310

21,058

CenturyTel, Inc.†

380

12,631

Airgas, Inc.

400

18,188

Syniverse Holdings, Inc.*

630

10,496

Lubrizol Corp.†

320

17,763

U.S. Cellular Corp.*†

150

8,250

Stepan Co.

450

17,203

Shenandoah

Kaiser Aluminum Corp.

210

14,553

Telecommunications Co.

540

8,014

CF Industries Holdings, Inc.†

140

14,507

NII Holdings, Inc. — Class

Monsanto Co.†

120

13,380

B*†

240

7,627

Cytec Industries, Inc.†

240

12,924

Sprint Nextel Corp.†

600

4,014

Sonoco Products Co.

430

12,311

Total Telecommunication Services

________

182,186

Rock-Tenn Co. — Class A†

410

12,288

Buckeye Technologies, Inc.*†

1,060

11,830

Total Common Stocks

The Mosaic Co.*

100

10,260

(Cost $5,766,237)

________

5,579,133

Olympic Steel, Inc.

210

9,471

Terra Industries, Inc.*†

220

7,817

Southern Copper Corp.†

50

5,192

Mercer International, Inc.*

560

3,903

Face

Cleveland-Cliffs, Inc.

30

3,595

Amount

Ferro Corp.

120

1,783

REPURCHASE AGREEMENTS

Myers Industries, Inc.

20

263

28.4%

Total Materials

________

258,220

Collateralized by U.S. Treasury

Obligations

UTILITIES 2.7%

UBS, Inc. issued 03/31/08 at

Public Service Enterprise

1.29% due 04/01/08

$   620,170

620,170

Group, Inc.

470

18,889

Morgan Stanley issued

Pepco Holdings, Inc.

760

18,787

03/31/08

Oneok, Inc.

420

18,745

at 1.35% due 04/01/08

567,040

567,040

Integrys Energy Group, Inc.†

400

18,656

Mizuho Financial Group, Inc.

OGE Energy Corp.†

589

18,359

issued 03/31/08 at 1.30% due

Laclede Group, Inc.†

500

17,815

04/01/08

567,040

567,040

UIL Holding Corp.

589

17,747

Great Plains Energy, Inc.†

709

17,477

Consolidated Edison, Inc.†

390

15,483

Duke Energy Corp.†

840

14,994

Cleco Corp.†

510

11,312

Alliant Energy Corp.

240

8,402

6

VARIABLE ANNUITY MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Face

Market

Amount

Value

Lehman Brothers Holdings, Inc.

issued 03/31/08 at 1.15% due

04/01/08

$   563,075

________

$      563,075

Total Repurchase Agreements

(Cost $2,317,325)

________

2,317,325

SECURITIES LENDING COLLATERAL 22.2%

Investment Portfolio Held by

U.S. Bank

1,807,729

1,807,729

Total Securities Lending Collateral

(Cost $1,807,729)

1,807,729

Total Investments 119.1%

(Cost $9,891,291)

$

_________

9,704,187

Liabilities in Excess of Other

Assets – (19.1)%

$

(1,553,379)

_________

Net Assets – 100.0%

$

8,150,808

Unrealized

Contracts

Gain (Loss)

Futures Contracts Purchased

June 2008 S&P 500 Index Mini

Futures Contracts

(Aggregate Market Value of

Contracts $2,313,938)

35  $

(50,586)

June 2008 Russell 2000 Index

Mini Futures Contracts

(Aggregate Market Value of

Contracts $206,250)

3

6,159

(Total Aggregate Market Value of Contracts

$2,520,188)

$

_________

(44,427)

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at March 31,

2008.

7